CIM HIGH YIELD SECURITIES -- 1996 REVIEW AND OUTLOOK


Dear Shareholder:

    1996 was an excellent year in both absolute and relative terms for the high yield market and CIM High Yield Securities (the "Fund"). The high yield market, as measured by the CS First Boston High Yield Index, was up 12.4% while the return of the ten-year Treasury was 0.9% for the year ended December 31, 1996. With the strong performance, spreads on high yield securities narrowed during the year from 484 basis points to a level of approximately 355 basis points over the ten-year Treasury. This strong performance was due to a stronger than expected economy which gave support to the high yield companies and forced Treasury yields to increase for most of the year.

    The Fund performed well, returning 16.5% based on net asset value before fees and expenses. After fees and expenses, the Fund returned 14.4% on a net asset value basis. The strong relative performance of the Fund was due in large part to our focus on quality single B issues which benefited from a stronger economy. As we entered 1996 our focus was on sectors such as radio/TV, cable, retail and steel/metals. All of these sectors showed strong performance except for cable which under-performed due to increased competition and regulation. Towards the end of 1996 we began to soften our view of the economy and began to re-focus the Fund into areas which we believe offered relative stability in a low growth environment. As we enter 1997 our primary focus will continue to be in radio/TV and cable for their defensive characteristics, although at reduced levels from 1996. New areas of emphasis will be in food products, financial intermediaries, healthcare and energy.

    Our outlook for 1997 is still very positive for the high yield market. Even though spreads are narrower than in the past, the overall soundness of the market in terms of fundamental quality, supply and demand is strong. We expect the growth in the use of high yield issues as a means to diversify one's portfolio will continue and the high yield sector will again produce suitable returns. Our outlook for the economy is for a slow growth, low inflation environment which will be positive for all credits. In an attempt to maximize our exposure and diversify our risk, we are currently invested in 67 companies and in 30 industries as of December 31, 1996. Our principal focus remains on generating a high income return which helps to dampen any price volatility and provides for a more consistent return.

    We appreciate your support during 1996 and hope we can provide you another positive year in 1997.

                                 Sincerely,

                                 /s/ Dan Baldwin

                                 Dan S. Baldwin
                                 Portfolio Manager

January 22, 1997

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                          -----------

 CORPORATE BONDS AND NOTES -- 122.4%
            CABLE T.V. -- 13.8%
            Adelphia Communications Corporation, Sr. Note,
 $1,100,000  12.500%, 05/15/2002.................................   $ 1,130,250
            CAI Wireless Systems, Inc., Sr. Note, 12.250%,
    750,000  09/15/2002..........................................       376,875
            Charter Communications International, Inc., Sr. Note,
  1,000,000  11.250%, 03/15/2006.................................     1,047,500
            Galaxy Telecom L.P., Sr. Sub. Note, 12.375%,
  1,250,000  10/01/2005..........................................     1,328,125
            Intermedia Capital Partners, Sr. Note, 11.250%,
  1,250,000  08/01/2006***.......................................     1,287,500
            Le Groupe Videotron Ltd., Sr. Note, 10.625%,
    750,000  02/15/2005..........................................       832,500
                                                                    -----------
                                                                      6,002,750
                                                                    -----------
            BROADCAST/RADIO/TV -- 10.2%
            Heritage Media Services, Gtd. Sr. Secured Note,
    750,000  11.000%, 06/15/2002.................................       800,625
            Jacor Communications Company, Gtd. Sr. Sub. Note,
    500,000  9.750%, 12/15/2006..................................       515,000
            Katz Media Corporation, Sr. Sub. Note, 10.500%,
  1,000,000  01/15/2007***.......................................     1,025,000
            Paxson Communications Corporation, Sr. Sub. Note,
  1,000,000  11.625%, 10/01/2002***..............................     1,042,500
            SFX Broadcasting, Inc., Sr. Sub. Note, 10.750%,
  1,000,000  05/15/2006..........................................     1,057,500
                                                                    -----------
                                                                      4,440,625
                                                                    -----------
            APPAREL/TEXTILES -- 9.4%
            CMI Industries Inc., Sr. Sub. Note, 9.500%,
  1,000,000  10/01/2003..........................................       932,500
    900,000 Dan River, Inc., Sr. Sub. Note, 10.125%, 12/15/2003..       913,500
            Pillowtex Corporation, Gtd. Sr. Sub. Note, 10.000%,
    850,000  11/15/2006***.......................................       886,125
            Polysindo International Finance, Note, 11.375%,
    500,000  06/15/2006..........................................       540,625
    750,000 Tultex Corporation, Sr. Note, 10.625%, 03/15/2005....       818,438
                                                                    -----------
                                                                      4,091,188
                                                                    -----------
            HEALTHCARE -- 7.4%
            Dade International, Inc., Sr. Sub. Note, 11.125%,
    600,000  05/01/2006..........................................       649,500
    800,000 GranCare, Inc., Sr. Sub. Note, 9.375%, 09/15/2005....       873,000
            Maxim Medical Inc., Gtd. Sr. Secured Sub. Note,
    700,000  10.500%, 08/01/2006***..............................       733,250
            Paracelsus Healthcare Corporation, Sr. Sub. Note,
  1,000,000  10.000%, 08/15/2006.................................       945,000
                                                                    -----------
                                                                      3,200,750
                                                                    -----------
            OTHER RETAILERS -- 7.0%
            Brylane Capital Corporation, Series B, Sr. Sub. Note,
  1,250,000  10.000%, 09/01/2003.................................     1,292,187
  1,000,000 Hills Stores Company, Sr. Note, 12.500%, 07/01/2003..       890,000
            Shop Vac Corporation, Sr. Note, 10.625%,
    825,000  09/01/2003***.......................................       870,375
                                                                    -----------
                                                                      3,052,562
                                                                    -----------


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                          -----------

 CORPORATE BONDS AND NOTES -- (CONTINUED)
            BUSINESS EQUIPMENT AND SERVICES -- 6.9%
            Iron Mountain Inc., Gtd. Sr. Sub. Note, 10.125%,
 $  300,000  10/01/2006..........................................   $   317,625
  1,000,000 Knoll, Inc., Sr. Sub. Note, 10.875%, 03/15/2006......     1,107,500
            Unifrax Investment Corporation, Sr. Note, 10.500%,
    500,000  11/01/2003..........................................       518,125
  1,000,000 Unisys Corporation, Sr. Note, 12.000%, 04/15/2003....     1,066,250
                                                                    -----------
                                                                      3,009,500
                                                                    -----------
            FOOD PRODUCTS -- 6.5%
            International Home Foods Inc., Sr. Sub. Note,
  1,000,000  10.375%, 11/01/2006***..............................     1,040,000
            Specialty Foods Corporation, Series B, Sr. Note,
  1,000,000  11.125%, 10/01/2002***..............................       960,000
            Van de Kamp's Inc., Sr. Sub. Note, 12.000%,
    750,000  09/15/2005..........................................       830,625
                                                                    -----------
                                                                      2,830,625
                                                                    -----------
            OIL AND GAS -- 5.5%
    750,000 Costilla Energy Inc., Sr. Note, 10.250%, 10/01/2006..       795,000
    325,000 Mesa Operating Company, Note, 10.625%, 07/01/2006....       354,250
            TransTexas Gas Corporation, Gtd. Sr. Secured Note,
    625,000  11.500%, 06/15/2002.................................       675,000
            United Meridian Corporation, Sr. Sub. Note, 10.375%,
    500,000  10/15/2005..........................................       549,375
                                                                    -----------
                                                                      2,373,625
                                                                    -----------
            PACKAGING AND CONTAINERS -- 5.3%
            Delta Beverage Group Inc., Sr. Note, 9.750%,
    875,000  12/15/2003***.......................................       896,875
            Printpack Inc., Sr. Sub. Note, 10.625%,
    850,000  08/15/2006***.......................................       888,250
            Stone Container Corporation, Sr. Note, 11.500%,
    500,000  10/01/2004..........................................       526,250
                                                                    -----------
                                                                      2,311,375
                                                                    -----------
            MANUFACTURING -- DIVERSIFIED -- 4.8%
  1,000,000 Foamex L.P., Sr. Note, 11.250%, 10/01/2002...........     1,062,500
            Interlake Corporation, Sr. Sub. Deb., 12.125%,
  1,000,000  03/01/2002..........................................     1,035,000
                                                                    -----------
                                                                      2,097,500
                                                                    -----------
            CHEMICALS AND PLASTICS -- 4.7%
            Sterling Chemicals Inc., Sr. Sub. Note, 11.750%,
    750,000  08/15/2006..........................................       791,250
            Tri Polyta Finance BV, Gtd. Secured Note, 11.375%,
  1,200,000  12/01/2003..........................................     1,257,000
                                                                    -----------
                                                                      2,048,250
                                                                    -----------
            FOOD/DRUG RETAILERS -- 3.8%
    750,000 Grand Union Company, Sr. Note, 12.000%, 09/01/2004...       798,750
            Smiths Food & Drug Centers, Inc., Sr. Sub. Note,
    750,000  11.250%, 05/15/2007.................................       832,500
                                                                    -----------
                                                                      1,631,250
                                                                    -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                          -----------

 CORPORATE BONDS AND NOTES -- (CONTINUED)
            SURFACE TRANSPORT -- 3.4%
            Ameritruck Distribution Corporation, Sr. Sub. Note,
 $  750,000  12.250%, 11/15/2005***..............................   $   757,500
    750,000 Trism, Inc., Sr. Sub. Note, 10.750%, 12/15/2000......       721,875
                                                                    -----------
                                                                      1,479,375
                                                                    -----------
            TELECOMMUNICATION -- 3.4%
            Fonorola Inc., Gtd. Sr. Secured Note, 12.500%,
    750,000  08/15/2002..........................................       821,250
    750,000 Metrocall, Inc., Sr. Sub. Note, 10.375%, 10/01/2007..       645,000
                                                                    -----------
                                                                      1,466,250
                                                                    -----------
            LEISURE -- 3.2%
            E&S Holdings Corporation, Sr. Sub. Note, 10.375%,
    850,000  10/01/2006***.......................................       890,375
    500,000 Muzak LP, Gtd. Sr. Note, 10.000%, 10/01/2003.........       514,375
                                                                    -----------
                                                                      1,404,750
                                                                    -----------
            HOTELS AND CASINOS -- 3.1%
            Harrah's Jazz Company, 1st Mortgage Note, 14.250%,
    750,000  11/15/2001 (In Default).............................       371,250
            Trump Atlantic City Associates, 1st Mortgage Note,
  1,000,000  11.250%, 05/01/2006.................................       990,000
                                                                    -----------
                                                                      1,361,250
                                                                    -----------
            HOME FURNISHINGS -- 2.5%
            Lifestyle Furnishings Inc., Gtd. Sr. Sub. Note,
  1,000,000  10.875%, 08/01/2006***..............................     1,085,000
                                                                    -----------
            FINANCE -- 2.5%
            Dollar Financial Group Inc., Sr. Note, 10.875%,
    600,000  11/15/2006***.......................................       619,500
            First Nationwide Escrow, Sr. Sub. Note, 10.625%,
    425,000  10/01/2003***.......................................       459,000
                                                                    -----------
                                                                      1,078,500
                                                                    -----------
            ECOLOGICAL -- 2.4%
            Allied Waste North America, Sr. Sub. Note, 10.250%,
  1,000,000  12/01/2006***.......................................     1,055,000
                                                                    -----------
            STEEL -- 2.4%
            Florida Steel Corporation, 1st Mortgage Note,
  1,000,000  11.500%, 12/15/2000.................................     1,045,000
                                                                    -----------
            COSMETICS/TOILETRIES -- 2.1%
    850,000 Chattem Inc., Sr. Sub. Note, 12.750%, 06/15/2004***..       904,187
                                                                    -----------
            METALS AND MINERALS -- 1.9%
            Kaiser Aluminum & Chemical Corporation, Sr. Sub.
    750,000  Note, 12.750%, 02/01/2003...........................       803,438
                                                                    -----------
            BUILDING MATERIALS -- 1.8%
    750,000 Southdown, Inc., Sr. Sub. Note, 10.000%, 03/01/2006..       795,000
                                                                    -----------
            ELECTRONICS -- 1.8%
            Celestica International Inc., Sr. Sub. Note, 10.500%,
    750,000  12/31/2006***.......................................       790,313
                                                                    -----------
            AEROSPACE -- 1.7%
            K&F Industries, Sr. Secured Note, 11.875%,
    700,000  12/01/2003..........................................       752,500
                                                                    -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1996

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ---------                                                          -----------

 CORPORATE BONDS AND NOTES -- (CONTINUED)
            RAILROADS -- 1.7%
            Johnstown America Industries, Gtd. Sr. Sub. Note,
 $  750,000  11.750%, 08/15/2005.................................   $   718,125
                                                                    -----------
            TRANSPORTATION -- 1.4%
            Ryder TRS Inc., Sr. Sub. Note, 10.000%,
    600,000  12/01/2006***.......................................       624,000
                                                                    -----------
            PAPER PRODUCTS -- 1.0%
            Florida Coast Paper LLC, 1st Mortgage Note, 12.750%,
    400,000  06/01/2003..........................................       436,000
                                                                    -----------
            AUTOMOTIVE PARTS AND EQUIPMENT -- 0.8%
            Safelite Glass Corporation, Sr. Sub. Note, 9.875%,
    350,000  12/15/2006***.......................................       360,500
                                                                    -----------
            TOTAL CORPORATE BONDS AND NOTES
             (Cost $51,843,233)..................................    53,249,188
                                                                    -----------
 UNITED STATES GOVERNMENT SECURITIES -- 2.1%
            UNITED STATES TREASURY BILLS:
    843,000 4.540%++, 01/09/1997.................................       842,149
     79,000 4.250%++, 01/16/1997.................................        78,860
                                                                    -----------
            TOTAL UNITED STATES GOVERNMENT SECURITIES
             (Cost $921,009).....................................       921,009
                                                                    -----------
   SHARES
   ------
 PREFERRED STOCK -- 1.3% (Cost $500,000)
            K-III Communications Corporation, Sr. Exchangeable
     20,000  Preferred Stock, 11.500%............................       537,500
                                                                    -----------
 COMMON STOCKS -- 1.2%
     40,000 Dr. Pepper Bottling Holdings, Class A**..............       480,000
      1,601 Harvest Foods Inc., (02/20/1992, cost $36)**+........         8,005
        972 Thermadyne Holdings Corporation, New**...............        27,702
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $36,332)...................       515,707
                                                                    -----------
 WARRANTS -- 0.0%# (Cost $0.00)
            Capital Gaming International Incorporated, Warrants,
      1,250  expire 02/01/1999**.................................             1
                                                                    -----------

TOTAL INVESTMENTS (Cost $53,300,574*)...................... 127.0%   55,223,405
OTHER ASSETS AND LIABILITIES (NET)......................... (27.0)  (11,728,453)
                                                            -----  ------------
NET ASSETS................................................. 100.0% $ 43,494,952
                                                            =====  ============

--------
  * Aggregate cost for Federal income tax purposes.
 ** Non-income producing security.
*** Security purchased in a transaction exempt from registration under Rule
    144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of such securities at December 31, 1996 is $8,005 which represents 0.02% of total net assets.
 ++ Rate represents annualized yield at date of purchase.
  # Amount represents less than 0.1% of total net assets.

                      See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
  Investments, at value (Cost $53,300,574) (Note 1)
   See accompanying statement.........................             $55,223,405
  Cash................................................                   1,423
  Interest receivable.................................               1,309,656
  Prepaid expenses....................................                  13,225
                                                                   -----------
    Total Assets......................................              56,547,709
LIABILITIES:
  Notes payable (including accrued interest of $4,731)
   (Note 5)........................................... $12,504,731
  Dividends payable...................................     452,605
  Investment advisory fee payable (Note 2)............      18,352
  Accrued Trustees' fees and expenses (Note 2)........       7,500
  Shareholder servicing agent fees payable (Note 2)...       4,834
  Administration fee payable (Note 2).................       3,333
  Custodian fees payable (Note 2).....................       2,654
  Accrued expenses and other payables.................      58,748
                                                       -----------
    Total Liabilities.................................              13,052,757
                                                                   -----------
NET ASSETS............................................             $43,494,952
                                                                   ===========
NET ASSETS consist of:
  Distributions in excess of net investment income....             $    (7,286)
  Accumulated net realized loss on investments sold...              (7,106,033)
  Unrealized appreciation of investments..............               1,922,831
  Shares of beneficial interest, $0.01 per share par
   value, issued and outstanding 5,657,569............                  56,576
  Paid-in capital in excess of par value..............              48,628,864
                                                                   -----------
    Total Net Assets..................................             $43,494,952
                                                                   ===========
NET ASSET VALUE PER SHARE
 ($43,494,952/5,657,569 shares of beneficial
 interest outstanding)................................             $      7.69
                                                                   ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Interest................................................          $5,624,736
  Dividends...............................................              57,500
                                                                    ----------
    Total Investment Income...............................           5,682,236
EXPENSES:
  Interest expense (Note 5)............................... $869,140
  Investment advisory fee (Note 2)........................  208,100
  Legal and audit fees....................................   51,715
  Trustees' fees and expenses (Note 2)....................   41,157
  Administration fee (Note 2).............................   40,000
  Shareholder servicing agent fees (Note 2)...............   23,111
  Custodian fees (Note 2).................................   15,841
  Miscellaneous...........................................   78,790
                                                           --------
    Total Expenses........................................           1,327,854
                                                                    ----------
NET INVESTMENT INCOME.....................................           4,354,382
                                                                    ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 (Notes 1 and 3):
  Net realized loss on investments sold during the year...            (242,657)
  Net change in unrealized appreciation of investments
   during the year........................................           2,314,525
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...........           2,071,868
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......          $6,426,250
                                                                    ==========


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1996

NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received..................  $  5,581,470
  Operating expenses paid..........................      (436,041)
                                                     ------------
Net cash provided by operating activities..........                $ 5,145,429
Cash flows from investing activities:
  Increase in short-term securities, net...........     3,217,942
  Purchases of long-term securities................   (91,383,918)
  Proceeds from sales of long-term securities......    87,589,831
                                                     ------------
Net cash used in investing activities..............                   (576,145)
                                                                   -----------
Net cash provided by operating and investing activ-
 ities.............................................                  4,569,284
Cash flows from financing activities:
  Interest payments on notes payable...............    (1,094,249)
  Cash dividends paid*.............................    (3,475,954)
                                                     ------------
Net cash used in financing activities..............                 (4,570,203)
                                                                   -----------
Net decrease in cash...............................                       (919)
Cash--beginning of year............................                      2,342
                                                                   -----------
Cash--end of year..................................                $     1,423
                                                                   ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
 CASH PROVIDED BY OPERATING AND INVESTING
 ACTIVITIES:
Net increase in net assets resulting from opera-
 tions.............................................                $ 6,426,250
  Interest expense.................................  $    869,140
  Increase in investments..........................    (2,763,184)
  Decrease in interest and dividends receivable....        14,405
  Decrease in other assets.........................         2,501
  Increase in accrued expenses and liabilities.....        20,172
                                                     ------------
    Total adjustments..............................                 (1,856,966)
                                                                   -----------
Net cash provided by operating and investing
 activities........................................                $ 4,569,284
                                                                   ===========

--------
* Non cash financing activities include reinvestments of dividends of $756,369.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR              YEAR
                                                  ENDED             ENDED
                                            DECEMBER 31, 1996 DECEMBER 31, 1995
                                            ----------------- -----------------
Net investment income......................    $ 4,354,382       $ 4,210,792
Net realized loss on investments sold
 during the year...........................       (242,657)         (526,841)
Net change in unrealized appreciation of
 investments during the year...............      2,314,525         1,706,331
                                               -----------       -----------
Net increase in net assets resulting from
 operations................................      6,426,250         5,390,282
Distributions to shareholders from net
 investment income.........................     (4,323,851)       (4,292,260)
Net increase in net assets from Fund share
 transactions (Note 4).....................        756,369           860,594
                                               -----------       -----------
Net increase in net assets.................      2,858,768         1,958,616
NET ASSETS:
Beginning of year..........................     40,636,184        38,677,568
                                               -----------       -----------
End of year (including distributions in
 excess of net investment income of
 $(7,286) and $(109,322), respectively)....    $43,494,952       $40,636,184
                                               ===========       ===========


                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                           YEAR         YEAR
                                                          ENDED        ENDED
                                                         12/31/96     12/31/95
                                                         --------     --------
Operating performance:
Net asset value, beginning of year.....................  $  7.32      $  7.11
                                                         -------      -------
Net investment income..................................     0.78         0.77
Net realized and unrealized gain/(loss) on investments.     0.36         0.23
                                                         -------      -------
Net increase/(decrease) in net assets resulting from
 investment operations.................................     1.14         1.00
Change in net asset value from Fund share transaction..      --           --
Distributions:
Dividends from net investment income...................    (0.77)       (0.79)
Distributions from net realized capital gains..........      --           --
                                                         -------      -------
Total from distributions...............................    (0.77)       (0.79)
                                                         -------      -------
Net asset value, end of year...........................  $  7.69      $  7.32
                                                         =======      =======
Market value, end of year..............................  $ 8.125      $ 7.875
                                                         =======      =======
Total investment return................................    14.38%       22.72%
                                                         =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's).....................  $43,495      $40,636
Ratio of net investment income to average net assets...    10.46%       10.32%
Ratio of operating expenses to average net assets......     1.10%(3)     1.14%(3)
Portfolio turnover rate (2)............................    172.2%        79.9%

--------
 * For the period from November 18, 1987 (commencement of operations) to December 31, 1987.
** Chancellor Trust Company became the Fund's investment adviser effective
   September 30, 1988.
(1) During the period ended December 31, 1987, the adviser waived $10,026 of fees. If these fees had not been waived, the ratio of operating expenses to average net assets would have been 2.40%, and the ratio of net investment income to average net assets would have been 6.19%.
(2) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short-term securities.
(3) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the years ended December 31, 1996, 1995, 1994, 1993, and 1992, respectively.
(4) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.
 +  Annualized.

                      See Notes to Financial Statements.

   YEAR          YEAR         YEAR         YEAR      YEAR       YEAR        YEAR     PERIOD
  ENDED         ENDED        ENDED        ENDED     ENDED      ENDED       ENDED      ENDED
 12/31/94      12/31/93     12/31/92     12/31/91  12/31/90   12/31/89   12/31/88** 12/31/87*
 --------      --------     --------     --------  --------   --------   ---------- ---------
 $  8.02       $  7.58      $  7.10      $  5.65   $  7.38    $  9.41     $  9.35    $  9.33
 -------       -------      -------      -------   -------    -------     -------    -------
    0.82          0.87         0.83         0.84      0.86       1.13        1.16       0.08
   (0.89)         0.71         0.46         1.44     (1.72)     (1.96)       0.12       0.03
 -------       -------      -------      -------   -------    -------     -------    -------
   (0.07)         1.58         1.29         2.28     (0.86)     (0.83)       1.28       0.11
     --          (0.31)         --           --        --         --          --         --

   (0.84)        (0.83)       (0.81)       (0.83)    (0.87)     (1.15)      (1.13)     (0.09)
     --            --           --           --        --       (0.05)      (0.09)       --
 -------       -------      -------      -------   -------    -------     -------    -------
   (0.84)        (0.83)       (0.81)       (0.83)    (0.87)     (1.20)      (1.22)     (0.09)
 -------       -------      -------      -------   -------    -------     -------    -------
 $  7.11       $  8.02      $  7.58      $  7.10   $  5.65    $  7.38     $  9.41    $  9.35
 =======       =======      =======      =======   =======    =======     =======    =======
 $ 7.125       $ 7.875      $ 7.500      $ 6.625   $ 4.750    $ 7.000     $ 9.500    $ 9.625
 =======       =======      =======      =======   =======    =======     =======    =======
    0.99%        16.55%(4)    25.70%       58.61%   (20.89)%   (15.18)%     11.67%     (2.76)%
 =======       =======      =======      =======   =======    =======     =======    =======
 $38,678       $42,901      $30,024      $28,015   $22,283    $29,122     $36,394    $34,220
   10.82%        11.17%       11.00%       12.59%    13.00%     12.78%      12.07%      6.41%(1)+
    0.95%(3)      1.09%(3)     1.65%(3)     2.46%     2.35%      2.28%       2.36%      2.18%(1)+
    50.6%        114.3%        40.6%        51.2%     34.9%      77.4%      209.6%       6.0%


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. Significant Accounting Policies

   CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

   Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

   Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis. Short-term investments that have a maturity of 60 days or less are valued at amortized cost.

   Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

   Federal income taxes: It is the Fund's policy to comply with the require-ments of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

   Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. Investment Advisory Fee, Administration Fee and Other Related Party Transactions

   The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Chancellor LGT Asset Management, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

   The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. First Data Investor Services Group, Inc. is paid a fee computed and payable monthly at an annual rate of
 .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

   The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

   Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. First Data Investor Services Group, Inc. serves as the Fund's shareholder servicing agent (transfer agent).

3. Purchase and Sales of Securities

   Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended December 31, 1996 amounted to $91,383,918 and $87,589,831, respectively.

   At December 31, 1996, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax cost amounted to $2,953,517, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $1,038,655.

   At December 31, 1996, the aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax cost amounted to $7,969.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Fund Shares

   The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                               YEAR ENDED         YEAR ENDED
                                           DECEMBER 31, 1996  DECEMBER 31, 1995
                                           ------------------ ------------------
                                            SHARES   AMOUNT    SHARES   AMOUNT
                                           -------- --------- -------- ---------
Issued as reinvestment of dividends.......  102,537 $ 756,369  116,463 $ 860,594
                                           -------- --------- -------- ---------
Net increase..............................  102,537 $ 756,369  116,463 $ 860,594
                                           ======== ========= ======== =========

5. Notes Payable

   The Fund currently has a $12.5 million ("commitment amount") line of credit provided by The First National Bank of Boston (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At
December 31, 1996, the Fund had borrowings of $12,500,000 outstanding under this Agreement. During the year ended December 31, 1996, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.688% to 6.875% and average debt per share of $2.23. For the year ended December 31, 1996, interest expense totaled $869,140 under this Agreement.

6. Capital Loss Carryforward

   Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

   At December 31, 1996, the Fund had available for Federal tax purposes unused capital loss carryforwards of $984,970, $3,316,747, $1,552,171, $330,065,
$679,423 and $242,657 expiring in 1998, 1999, 2000, 2002, 2003, and 2004, respectively.

7. Concentration of Risk

   The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

8. Quarterly Results of Operations (Unaudited)

                                                                    NET INCREASE/
                                                    NET REALIZED      (DECREASE)
                                          NET      AND UNREALIZED   IN NET ASSETS
                          INVESTMENT   INVESTMENT   GAIN/(LOSS)     RESULTING FROM
                            INCOME       INCOME    ON INVESTMENTS     OPERATIONS
                         ------------ ------------ ---------------- ----------------
                         TOTAL   PER  TOTAL   PER   TOTAL    PER     TOTAL    PER
                         (000)  SHARE (000)  SHARE  (000)   SHARE    (000)   SHARE
                         ------ ----- ------ ----- -------  ------- -------  -------
1996 -- QUARTER ENDED
March 31, 1996.......... $1,419 $0.25 $1,100 $0.20 $ 1,406  $ 0.25  $ 2,506  $ 0.45
June 30, 1996...........  1,368  0.24  1,035  0.18  (1,616)  (0.29)    (581)  (0.11)
September 30, 1996......  1,433  0.26  1,098  0.20   1,648    0.29    2,746    0.49
December 31, 1996.......  1,462  0.26  1,121  0.20     634    0.11    1,755    0.31

1995 -- QUARTER ENDED
March 31, 1995..........  1,435  0.26  1,092  0.20   1,203    0.22    2,295    0.42
June 30, 1995...........  1,422  0.26  1,028  0.19   1,073    0.19    2,101    0.38
September 30, 1995......  1,410  0.26  1,072  0.20    (254)  (0.04)     818    0.16
December 31, 1995.......  1,379  0.25  1,019  0.18    (843)  (0.14)     176    0.04

                         INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Trustees
of CIM High Yield Securities:

    We have audited the accompanying statement of assets and liabilities including the statement of investments of CIM High Yield Securities, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the nine year period then ended and for the period from November 18, 1987 (commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities as of December 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended and financial highlights for each of the years in the nine year period then ended and for the period from November 18, 1987 (commencement of operations) to December 31, 1987, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

New York, New York
January 31, 1997

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan (unaudited)

  Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by First Data Investor Services Group, Inc. (the "Agent") as agent under the Plan, unless such shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Agent.

  Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the shareholder's account, except in the circumstances described in the paragraph below.

  Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund share on a particular date shall be as determined by or on behalf of the Fund.

  The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

  The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

  A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

  The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

  Information concerning the Plan may be obtained by calling First Data Investor Services Group, Inc. at 1-800-331-1710, or by writing the Fund, c/o First Data Investor Services Group, Inc., One Exchange Place, Boston, MA 02109.

-------------------------------------------------------------------------------
SHAREHOLDER VOTING RESULTS

  At the Annual Meeting of Shareholders, held on September 25, 1996, the following matters were voted on and approved:

                                PROPOSAL NO. 1
 The election of the following Trustees*:

                                             FOR          WITHHELD
                                             ---          --------
  Dr. Donald Ratajczak                    4,988,271        58,737
  Robert G. Wade, Jr.                     4,984,742        62,266

                 *Represents 88.70% of shares voting at the meeting

                                PROPOSAL NO. 2
 To ratify the selection of KPMG Peat Marwick LLP as the Fund's independent auditors**:

                 FOR              AGAINST           ABSTAINED
                 ---              -------           ---------
               4,962,160          36,333             48,515

               **Represents 88.27% of shares voting at the meeting

                                PROPOSAL NO. 3
 To approve a new investment advisory agreement between the Fund and Chancellor LGT Asset Management, Inc.***:

                 FOR              AGAINST           ABSTAINED
                 ---              -------           ---------
               4,517,492          430,195            99,320

               ***Represents 80.40% of shares voting at the meeting

                                                      CIM
      ----------------------------------------------------------------------

      ----------------------------------------------------------------------
                                                      HIGH YIELD SECURITIES










                                                              ANNUAL REPORT
                                                          DECEMBER 31, 1996
This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus, circular
or representation intended for
use in the purchase or sale of
shares of the Fund or of any
securities mentioned in the
report.